Exhibit 99

FOR IMMEDIATE RELEASE
Investor / Media Contact
Maria Duey
Vice President — Investor Relations
313.792.5500
maria_duey@mascohq.com
MASCO CORPORATION REPORTS FIRST QUARTER RESULTS
     First Quarter 2009
•	Net sales from continuing operations declined 26 percent to $1.8 billion.

•	Loss from continuing operations, as reported, was $(.23) per common share.

•	The Company had over $800 million of cash at March 31, 2009.

•	The Company has significantly enhanced its financial flexibility by reducing its dividend (previously announced) and by amending its Five-Year Revolving Credit Facility to increase the Company’s borrowing capacity.
Taylor, Mich., (April 27, 2009) — Masco Corporation (NYSE: MAS) today reported that net sales from continuing operations for the quarter ended March 31, 2009 declined 26 percent to $1.8 billion compared with $2.5 billion for the first quarter of 2008. North American sales declined 24 percent and International sales declined 31 percent. In local currencies, International sales declined 18 percent compared with the first quarter of 2008.
The first quarter of 2009 results were adversely affected by significantly lower sales volume of new home construction products and services, as well as a continued decline in consumer spending for home improvement products in both North American and International markets.
(Loss) from continuing operations was $(.23) per common share in the first quarter of 2009 compared to income from continuing operations of $.04 per common share in the first quarter of 2008.
The Company continues to focus on the rationalization of its businesses, including business consolidations, plant closures, headcount reductions, system implementations and other initiatives. During the first quarters of 2009 and 2008, the Company incurred costs and charges of $24 million pre-tax ($.04 per common share, after tax) and $9 million pre-tax ($.02 per common share, after tax), respectively, related to these initiatives. In the first quarter of 2009, the Company announced the closure of two manufacturing facilities, reduced headcount by approximately 3,000 (which represents approximately eight percent of its current workforce) and reduced installation branches by 6 locations. Since late 2006, the Company has aggressively reduced its cost structure including closing 19 manufacturing facilities, reducing headcount by approximately 27,000 (which represents approximately 50 percent of its North American workforce) and reducing installation branches by over 85 locations.

1

During the first quarter of 2009 and 2008, the Company recognized non-cash, pre-tax impairment charges for financial investments aggregating $3 million ($.01 per common share, after tax) and $26 million ($.05 per common share, after tax), respectively, and pre-tax currency losses of $2 million and $11 million ($.02 per common share, after tax), respectively. In addition, although the Company had a loss before taxes on a consolidated basis, tax expense for the first quarter of 2009 was $8 million ($.02 per common share) reflecting income tax liabilities in certain jurisdictions where losses provided no tax benefit.
Outlook 2009
Business conditions remain difficult in the Company’s markets. The Company currently estimates that 2009 housing starts will decline 40 percent to approximately 550,000 units. The Company also anticipates that consumer spending for home improvement products and demand for certain of the Company’s International products will continue at depressed levels in the near-term.
While the unprecedented changes in the global economic and financial market environment make forecasting future business conditions extremely difficult, the Company currently estimates that its 2009 sales will decline approximately 20 to 25 percent compared to 2008. The Company’s previous guidance estimated that its full-year 2009 percentage sales decline would be mid-to-high teens.
The Company currently estimates that its 2009 full-year loss will be in a range of $(.15) to $(.35) per common share, reflecting the additional sales decline. The guidance also includes approximately $26 million pre-tax ($.05 per common share, after tax) of additional costs and charges for plans undertaken to further rationalize the Company’s business (resulting in a full-year total of approximately $70 million pre-tax, $.13 per common share after tax), but does not include any additional costs and charges that may result from the continued evaluation of the Company’s businesses or any other charges. The Company’s previous guidance was a range of approximate break-even to a loss of $(.30) per common share for the full-year 2009.
The Company continues to estimate that 2009 free cash flow (cash from operations, after capital expenditures and before dividends) will be relatively strong and approximate $300 million.
Although the Company is confident that the long-term fundamentals for the new home construction and home improvement markets are positive, the Company expects that market conditions will be extremely challenging over the next several quarters, given the continued uncertainty in the global economic and financial markets. Accordingly, the Company will focus on liquidity preservation to ensure its ability to fund its business operations, growth opportunities that may arise and relatively modest debt maturity due in early 2010. The Company has significantly enhanced its financial flexibility by reducing its quarterly dividend, as previously announced, to $.075 per common share ($.30 annually) from $.235 per common share ($.94 annually). This action will save the Company approximately $240 million of cash on an annual basis. In addition, in late April 2009, the Company and its Bank Group, at the Company’s initiation, modified the terms of its Five-Year Revolving Credit Facility, increasing its borrowing capacity to $1.25 billion.

2

The Company believes that its financial position (including cash of over $800 million at March 31, 2009, its ability to generate positive cash flow during 2009 and unused bank lines) together with its current strategy of investing in leadership brands, innovative growth and flexible and scalable supply chains, will allow us to drive long-term growth and create value for our shareholders.
Headquartered in Taylor, Michigan, Masco Corporation is one of the world’s leading manufacturers of home improvement and building products, as well as a leading provider of services that include the installation of insulation and other building products.
The 2009 first quarter supplemental material, including a presentation in PDF format, will be distributed after the market closes on April 27, 2009 and will be available on the Company’s Web site at www.masco.com.
A conference call regarding items contained in this release is scheduled for Tuesday, April 28, 2009 at 8:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (913) 312-0860 (confirmation #2339945). The conference call will be webcast simultaneously on the Company’s Web site at www.masco.com and supplemental material, including the financial data referred to on the call and a reconciliation of non-GAAP information provided on the call, will also be available on the Web site. A replay of the call will be available on Masco’s Web site or by phone by dialing (719) 457-0820 (replay access code #2339945) approximately two hours after the end of the call and will continue through May 5, 2009.
Masco Corporation’s press releases and other information are available through the Company’s toll free number, 1-888-MAS-NEWS, or under the Investor Relations section of Masco’s Web site at www.masco.com.
# # #
Statements contained herein, or otherwise made available, that reflect the Company’s views about its future performance may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These views involve risks and uncertainties that are difficult to predict and the Company’s results may differ materially from the results discussed in such forward-looking statements. For further information, refer to our most recent Annual Report on Form 10-K (particularly the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections) and to any subsequent Quarterly Reports on Form 10-Q, all of which are on file with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Certain of the financial and statistical data made available are non-GAAP financial measures as defined by the SEC’s Regulation G. The Company believes that such non-GAAP performance measures and ratios used in managing the business may provide users with meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the SEC and is available on Masco’s Web site.

3

MASCO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS – UNAUDITED
For the Three Months Ended March 31, 2009 and 2008
(In Millions, Except Per Common Share Data)

	Three Months Ended
	March 31,
	2009	2008
Net sales	$1,819	$2,450
Cost of sales	1,403	1,820

Gross profit	416	630
Selling, general and administrative expenses	415	476
Charge for defined-benefit plan curtailment	8	—

Operating (loss) profit	(7)	154
Other income (expense), net	(59)	(84)

(Loss) income from continuing operations before income taxes	(66)	70
Income taxes	8	40

(Loss) income from continuing operations	(74)	30
(Loss) from discontinued operations, net	—	(16)

Net (loss) income	(74)	14
Less: Net income attributable to noncontrolling interest	(7)	(12)

Net (loss) income attributable to Masco Corporation	$(81)	$2

(Loss) Earnings per common share attributable to Masco Corporation (diluted):
(Loss) income from continuing operations	$(0.23)	$0.04
(Loss) from discontinued operations, net	—	(0.04)

Net (loss) income	$(0.23)	$—

Average diluted common shares outstanding	351	356

Amounts attributable to Masco Corporation:
(Loss) Income from continuing operations	$(81)	$18
(Loss) from discontinued operations, net	—	(16)

Net (loss) income	$(81)	$2

Masco Corporation
Key Financial Data As Reported – Unaudited
Q1 – 2009 and 2008 (In Millions, Except Earnings Per Share and Working Capital Days)

Sales & Earnings	3/31/2009	3/31/2008	Change
Net Sales	$1,819	$2,450		-26%
Operating (Loss) Profit	$(7)	$154		N/A
Operating (Loss) Profit % to Net Sales	-0.4%	6.3%	(670	)bps
Other Income (Expense), Net	$(59)	$(84)		-30%
Income Tax	$8	$40		N/A
(Loss) Income from discontinued operations, net	$—	$(16)		N/A
Net Income Attributable to Noncontrolling Interest	$(7)	$(12)		-42%
Net (Loss) Income attributable to Masco Corporation	$(81)	$2		N/A
Diluted EPS from Continuing Operations	$(0.23)	$0.04		N/A

Operating Expenses	3/31/2009	3/31/2008	Change
Cost of Sales	$1,403	$1,820	-23%
Gross Margin	22.9%	25.7%	(280	)bps
SG&A Expenses (Including GCE)	$415	$476	-13%
SG&A as a % of net sales	22.8%	19.4%	(340	)bps
General Corporate Expense (GCE)	$33	$43	-23%
General Corp Expense as a % of net sales	1.8%	1.8%	—	bps

Business Segments	3/31/2009	3/31/2008	Change
Cabinets and Related Products:
Net Sales	$395	$596	-34%
Operating (Loss) Profit	$(28)	$28	N/A
Operating Profit % to Net Sales	-7.1%	4.7%	(1,180	)bps

Plumbing Products:
Net Sales	$606	$821	-26%
Operating Profit	$30	$99	N/A
Operating Profit % to Net Sales	5.0%	12.1%	(710	)bps

Installation and Other Services:
Net Sales	$317	$486	-35%
Operating (Loss) Profit	$(36)	$(6)	N/A
Operating (Loss) Profit % to Net Sales	-11.4%	-1.2%	(1,020	)bps

Decorative Architectural Products:
Net Sales	$386	$379	2%
Operating Profit	$75	$74	N/A
Operating Profit % to Net Sales	19.4%	19.5%	(10	)bps

Other Specialty Products:
Net Sales	$115	$168	-32%
Operating (Loss) Profit	$(7)	$8	N/A
Operating (Loss) Profit % to Net Sales	-6.1%	4.8%	(1,090	)bps

Total Segment Reported:
Net Sales	$1,819	$2,450	-26%
Operating Profit	$34	$203	N/A
Operating Profit % to Net Sales	1.9%	8.3%	(640	)bps

Change in Key Retailer Sales	-11%	-10%

Masco Corporation
Key Financial Data As Reported – Unaudited
Q1 – 2009 and 2008 (In Millions, Except Earnings Per Share and Working Capital Days)

Business Regions	3/31/2009	3/31/2008	Change
North America
Net Sales	$1,434	$1,893	-24%
Operating Profit	$19	$149	N/A
Operating Profit % to Net Sales	1.3%	7.9%	(660	)bps

International, principally Europe
Net Sales	$385	$557	-31%
Operating Profit	$15	$54	N/A
Operating Profit % to Net Sales	3.9%	9.7%	(580	)bps

Working Capital	3/31/2009	3/31/2008	Change
Receivable Days	52	52		—
Inventory Days	50	51		(1)
Payable Days	46	44		2
Working Capital (Receivables+Inventory-Payables)	$1,436	$1,933		-26%
Working Capital as a % of Sales (As Reported TTM1)	16.0%	17.3%	130	bps

Other	3/31/2009	3/31/2008
Dividend Payments	$85	$84
Cash Paid for Share Repurchases[2]	$11	$100
Common Shares Repurchased[2]	2	5
CAPEX	$27	$43
Depreciation and Amortization	$62	$60
Return on Invested Capital (As Reported TTM)	-0.9%	8.5%
Return on Invested Capital (As Reconciled TTM)	3.7%	9.2%
Average diluted common shares outstanding	351	356
Average diluted common shares outstanding (April 1)	350	354
Effective Tax Rate (YTD)	-12%	57%

Debt Ratio	3/31/2009	12/31/2008
Long-term Debt	$3,611	$3,915
Notes Payable	$369	$71
Total Debt	$3,980	$3,986
Shareholders’ Equity[3]	$2,866	$2,981
Debt to Capital	58%	57%

[1]-	Trailing Twelve Months.

[2]-	Common shares were repurchased to offset the effect of stock award grants in the first quarter of 2009.

[3]-	Shareholders’ Equity at 12/31/08 includes $135 million related to the noncontrolling interest reclassification.

Masco Corporation – 1st Quarter 2009

Page

1	Condensed Consolidated Statements of Operations — 2009 & 2008 by Quarter — Unaudited

2	Notes to Condensed Consolidated Statements of Operations — 2009 & 2008 by Quarter — Unaudited

3	2009 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited

4	2009 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited

5	2008 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

6	2008 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

7	Other Income (Expense), Net — 2009 & 2008 by Quarter — Unaudited

8	Condensed Consolidated Balance Sheets — Unaudited GAAP Reconciliations:

9	Sales Growth Excluding the Effect of Acquisitions and Currency Translation — Unaudited

10	Operating (Loss) Profit and Margins — Unaudited

11	Operating (Loss) Profit and Shareholders’ Equity — Unaudited

MASCO CORPORATION
Condensed Consolidated Statements of Operations
2009 & 2008 – by Quarter – Unaudited
(dollars in millions, except per share data)

		2009					2008
		Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1

	Consolidated Net Sales					1,819	9,600	1,979	2,528	2,643	2,450

	Cost of Sales					1,403	7,224	1,581	1,880	1,943	1,820

	Gross Profit					416	2,376	398	648	700	630
	(Gross Margin as a % of Sales)					22.9%	24.8%	20.1%	25.6%	26.5%	25.7%

	SG&A Expense (before lines 1, 2, 3, 4, 5)					382	1,682	388	417	450	427
	(S,G&A Expense as a % of Sales)					21.0%	17.5%	19.6%	16.5%	17.0%	17.4%

	Operating Profit (before lines 1, 2, 3, 4, 5)					34	694	10	231	250	203
	(Operating Margin as a % of Sales)					1.9%	7.2%	0.5%	9.1%	9.5%	8.3%

1	General Corporate Expense (GCE), Net					33	144	34	32	35	43

	S,G&A Expense as a % of Sales (including lines 1, 2, 3, 4, 5)					23.3%	19.0%	21.3%	17.8%	18.4%	19.2%

2	Charge for Defined-Benefit Plan Curtailment					8

3	(Income) / Charge for Planned Disposition of Business					—	—	—	(6)	—	6

4	Charge for Litigation Settlement					—	9	—	9	—	—

5	Impairment Charges for Goodwill and Other Intangible Assets					—	467	467	—	—	—

	Operating (Loss) Profit per F/S					$(7)	$74	$(491)	$196	$215	$154

	(Loss) Earnings Per Common Share Attributable to Masco Corporation (Diluted):

	(Loss) Earnings from Continuing Operations					$(0.23)	$(1.11)	$(1.45)	$0.10	$0.20	$0.04

	(Loss) Earnings from Discontinued Operations, Net					—	(0.02)	—	(0.01)	0.03	(0.04)

	Net (Loss) Income					$(0.23)	$(1.13)	$(1.45)	$0.09	$0.23	$—

Please see page 2 for Notes.

MASCO CORPORATION
Notes To Condensed Consolidated Statements of Operations
2009 & 2008 – by Quarter – Unaudited
Notes:

-	Operating results for the first quarter of 2009 include costs and charges related to business rationalizations and other initiatives of $24 million pre-tax ($.04 per common share, after tax).

-	Operating results for the first quarter of 2009 include a non-cash charge of $8 million pre-tax ($.01 per common share, after tax) related to the curtailment and remeasurement of certain of the Company’s defined-benefit pension plans.

-	Income from continuing operations for the first quarter of 2009 includes non-cash impairment charges for financial investments of $3 million pre-tax ($.01 per common share, after tax).

-	Operating results for the fourth quarter of 2008 include non-cash impairment charges for goodwill and other intangible assets of $467 million pre-tax ($1.27 per common share, after tax).

-	Operating results for the first, second, third and fourth quarters of 2008 include costs and charges related to business rationalizations and other initiatives of $9 million pre-tax ($.02 per common share, after tax), $15 million pre-tax ($.03 per common share, after tax), $16 million per common share pre-tax ($.03 per common share, after tax) and $43 million pre-tax ($.08 per common share, after tax), respectively.

-	Income from continuing operations for the first, second, third and fourth quarters of 2008 includes non-cash impairment charges for financial investments of $26 million pre-tax ($.05 per common share, after tax), $3 million pre-tax, $1 million pre-tax and $28 million pre-tax ($.05 per common share, after tax), respectively.

-	Income (loss) from discontinued operations for the first and second quarters of 2008 includes non-cash charges for those business units that are expected to be divested at a loss of $43 million pre-tax ($.06 per common share, after tax) and $2 million pre-tax, respectively.

-	Per common share amounts for the four quarters of 2008 do not total to the per common share amounts for the year, primarily due to the timing of common stock transactions.

-	Earnings per common share amounts reflect the adoption of EITF 03-6-1 “Determining whether instruments granted in Share-Based Transactions are Participating Securities,” which was effective January 1, 2009 and required retrospective application.

MASCO CORPORATION
Quarterly Segment Data – 2009
Excluding Costs and Charges for Business Rationalizations and Other Initiatives – Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products					$395
- Plumbing Products					606
- Installation and Other Services					317
- Decorative Architectural Products					386
- Other Specialty Products					115

- Total					$1,819

- North America					$1,434
- International, principally Europe					385

- Total, as above					$1,819

Operating (Loss) Profit:
- Cabinets and Related Products					$(19)
- Plumbing Products					33
- Installation and Other Services					(28)
- Decorative Architectural Products					75
- Other Specialty Products					(5)

- Total					$56

- North America					$39
- International, principally Europe					17

- Total, as above					$56

General Corporate Expense (GCE), Net					31

Charge for Defined-Benefit Plan Curtailment					8

Operating Profit (after GCE and Adjustments)					17

Other Income (Expense), Net					(59)

(Loss) Income from Continuing Operations before Income Taxes					$(42)

Margins:
- Cabinets and Related Products					-4.8%
- Plumbing Products					5.4%
- Installation and Other Services					-8.8%
- Decorative Architectural Products					19.4%
- Other Specialty Products					-4.3%
- Total					3.1%

- North America					2.7%
- International, principally Europe					4.4%
- Total, as above					3.1%
Notes:

-	Operating (loss) profit and margins by segment and geographic area are before general corporate expense and charge for defined benefit plan curtailment.

-	Operating (loss) profit margins for the first quarter of 2009 exclude costs and charges of $24 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($9 million), Plumbing Products ($3 million), Installation and Other Services ($8 million), and Other Specialty Products ($2 million), and GCE ($2 million).

MASCO CORPORATION
Quarterly Segment Data – 2009
Including Costs and Charges for Business Rationalizations and Other Initiatives – Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products					$395
- Plumbing Products					606
- Installation and Other Services					317
- Decorative Architectural Products					386
- Other Specialty Products					115

- Total					$1,819

- North America					$1,434
- International, principally Europe					385

- Total, as above					$1,819

Operating (Loss) Profit:
- Cabinets and Related Products					$(28)
- Plumbing Products					30
- Installation and Other Services					(36)
- Decorative Architectural Products					75
- Other Specialty Products					(7)

- Total					$34

- North America					$19
- International, principally Europe					15

- Total, as above					$34

General Corporate Expense (GCE), Net					33

Charge for Defined-Benefit Plan Curtailment					8

Operating (Loss) Profit (after GCE and Adjustments)					(7)

Other Income (Expense), Net					(59)

(Loss) Income from Continuing Operations before Income Taxes					$(66)

Margins:
- Cabinets and Related Products					-7.1%
- Plumbing Products					5.0%
- Installation and Other Services					-11.4%
- Decorative Architectural Products					19.4%
- Other Specialty Products					-6.1%
- Total					1.9%

- North America					1.3%
- International, principally Europe					3.9%
- Total, as above					1.9%
Notes:

-	Operating (loss) profit and margins by segment and geographic area are before general corporate expense and charge for defined benefit plan curtailment.

-	Operating (loss) profit margins for the first quarter of 2009 include costs and charges of $24 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($9 million), Plumbing Products ($3 million), Installation and Other Services ($8 million), and Other Specialty Products ($2 million), and GCE ($2 million).

MASCO CORPORATION
Quarterly Segment Data – 2008
Excluding Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets – Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$2,276	$488	$584	$608	$596
- Plumbing Products	3,118	635	805	857	821
- Installation and Other Services	1,861	375	492	508	486
- Decorative Architectural Products	1,629	328	446	476	379
- Other Specialty Products	716	153	201	194	168

- Total	$9,600	$1,979	$2,528	$2,643	$2,450

- North America	$7,482	$1,547	$1,975	$2,067	$1,893
- International, principally Europe	2,118	432	553	576	557

- Total, as above	$9,600	$1,979	$2,528	$2,643	$2,450

Operating Profit:
- Cabinets and Related Products	$86	$(12)	$29	$40	$29
- Plumbing Products	325	19	95	109	102
- Installation and Other Services	21	3	11	8	(1)
- Decorative Architectural Products	301	42	95	90	74
- Other Specialty Products	37	(1)	17	13	8

- Total	$770	$51	$247	$260	$212

- North America	$602	$38	$200	$207	$157
- International, principally Europe	168	13	47	53	55

- Total, as above	$770	$51	$247	$260	$212

General Corporate Expense (GCE), Net	137	32	32	30	43

(Gain) on Sales of Corporate Fixed Assets, Net	—	—	—	—	—

Charge for Litigation Settlement	(9)	—	(9)	—	—

Income / (Charge) for Planned Disposition of Business	—	—	6	—	(6)

Operating Profit (after GCE and Adjustments)	624	19	212	230	163

Other Income (Expense), Net	(285)	(88)	(57)	(56)	(84)

Income from Continuing Operations before Income Taxes and Minority Interest	$339	$(69)	$155	$174	$79

Margins:
- Cabinets and Related Products	3.8%	-2.5%	5.0%	6.6%	4.9%
- Plumbing Products	10.4%	3.0%	11.8%	12.7%	12.4%
- Installation and Other Services	1.1%	0.8%	2.2%	1.6%	-0.2%
- Decorative Architectural Products	18.5%	12.8%	21.3%	18.9%	19.5%
- Other Specialty Products	5.2%	-0.7%	8.5%	6.7%	4.8%
- Total	8.0%	2.6%	9.8%	9.8%	8.7%

- North America	8.0%	2.5%	10.1%	10.0%	8.3%
- International, principally Europe	7.9%	3.0%	8.5%	9.2%	9.9%
- Total, as above	8.0%	2.6%	9.8%	9.8%	8.7%
Notes:

-	Data exclude discontinued operations.

-	Operating profit and margins by segment and geographic area are before general corporate expense, (gain) on sale of corporate fixed assets, charge for litigation settlement and (income) / charge for planned disposition of a business.

-	Operating profit margins for the fourth quarter of 2008 exclude $467 million of impairment charges for goodwill and other intangible assets as follows: Cabinets and Related Products ($59 million), Plumbing Products ($203 million), Installation and Other Services ($52 million), and Other Specialty Products ($153 million).

-	Operating profit margins for the fourth quarter of 2008 exclude costs and charges of $43 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($13 million), Plumbing Products ($16 million), Installation and Other Services ($5 million), and Other Specialty Products ($7 million), and GCE ($2 million).

-	Operating profit margins for the third quarter of 2008 exclude costs and charges of $16 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($6 million), Plumbing Products ($7 million), Installation and Other Services ($1 million), Decorative Architectural Products ($1 million), Other Specialty Products ($1 million).

-	Operating profit margins for the second quarter of 2008 exclude costs and charges of $15 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($3 million), Plumbing Products ($2 million), Installation and Other Services ($4 million), Decorative Architectural Products ($1 million), and GCE ($5 million).

-	Operating profit margins for the first quarter of 2008 exclude costs and charges of $9 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($1 million), Plumbing Products ($3 million), and Installation and Other Services ($5 million).

MASCO CORPORATION
Quarterly Segment Data – 2008
Including Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets – Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$2,276	$488	$584	$608	$596
- Plumbing Products	3,118	635	805	857	821
- Installation and Other Services	1,861	375	492	508	486
- Decorative Architectural Products	1,629	328	446	476	379
- Other Specialty Products	716	153	201	194	168

- Total	$9,600	$1,979	$2,528	$2,643	$2,450

- North America	$7,482	$1,547	$1,975	$2,067	$1,893
- International, principally Europe	2,118	432	553	576	557

- Total, as above	$9,600	$1,979	$2,528	$2,643	$2,450

Operating Profit:
- Cabinets and Related Products	$4	$(84)	$23	$37	$28
- Plumbing Products	94	(200)	88	107	99
- Installation and Other Services	(46)	(54)	10	4	(6)
- Decorative Architectural Products	299	42	94	89	74
- Other Specialty Products	(124)	(161)	16	13	8

- Total	$227	$(457)	$231	$250	$203

- North America	$493	$(49)	$193	$200	$149
- International, principally Europe	(266)	(408)	38	50	54

- Total, as above	$227	$(457)	$231	$250	$203

General Corporate Expense (GCE), Net	144	34	32	35	43

(Gain) on Sales of Corporate Fixed Assets, Net	—	—	—	—	—

Charge for Litigation Settlement	(9)	—	(9)	—	—

Income / (Charge) for Planned Disposition of Business	—	—	6	—	(6)

Operating Profit (after GCE and Adjustments)	74	(491)	196	215	154

Other Income (Expense), Net	(285)	(88)	(57)	(56)	(84)

Income from Continuing Operations before Income Taxes and Minority Interest	$(211)	$(579)	$139	$159	$70

Margins:
- Cabinets and Related Products	0.2%	-17.2%	3.9%	6.1%	4.7%
- Plumbing Products	3.0%	-31.5%	10.9%	12.5%	12.1%
- Installation and Other Services	-2.5%	-14.4%	2.0%	0.8%	-1.2%
- Decorative Architectural Products	18.4%	12.8%	21.1%	18.7%	19.5%
- Other Specialty Products	-17.3%	-105.2%	8.0%	6.7%	4.8%
- Total	2.4%	-23.1%	9.1%	9.5%	8.3%
- North America	6.6%	-3.2%	9.8%	9.7%	7.9%
- International, principally Europe	-12.6%	-94.4%	6.9%	8.7%	9.7%
- Total, as above	2.4%	-23.1%	9.1%	9.5%	8.3%
Notes:

-	Data exclude discontinued operations.

-	Operating profit and margins by segment and geographic area are before general corporate expense, (gain) on sale of corporate fixed assets, charge for litigation settlement and (income) / charge for planned disposition of a business.

-	Operating profit margins for the fourth quarter of 2008 include $467 million of impairment charges for goodwill and other intangible assets as follows: Cabinets and Related Products ($59 million), Plumbing Products ($203 million), Installation and Other Services ($52 million), and Other Specialty Products ($153 million).

-	Operating profit margins for the fourth quarter of 2008 include costs and charges of $43 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($13 million), Plumbing Products ($16 million), Installation and Other Services ($5 million), and Other Specialty Products ($7 million), and GCE ($2 million).

-	Operating profit margins for the third quarter of 2008 include costs and charges of $16 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($6 million), Plumbing Products ($7 million), Installation and Other Services ($1 million), Decorative Architectural Products ($1 million), Other Specialty Products ($1 million).

-	Operating profit margins for the second quarter of 2008 include costs and charges of $15 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($3 million), Plumbing Products ($2 million), Installation and Other Services ($4 million), Decorative Architectural Products ($1 million), and GCE ($5 million).

-	Operating profit margins for the first quarter of 2008 include costs and charges of $9 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($1 million), Plumbing Products ($3 million), and Installation and Other Services ($5 million).

MASCO CORPORATION
Other Income (Expense), Net
2009 & 2008 – by Quarter – Unaudited
(in millions)

	2009					2008
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Interest Expense					$(56)	$(228)	$(56)	$(59)	$(57)	$(56)
Income from Cash and Cash Investments					3	22	5	6	5	6
Other Interest Income					—	2	1	1	—	—
Realized Gains (Losses) from Financial Investments, Net					—	1	1	—	3	(3)
Impairment Charges for Financial Investments					(3)	(58)	(28)	(1)	(3)	(26)
Other, Net					(3)	(24)	(11)	(4)	(4)	(5)

Total Other Income (Expense), Net					$(59)	$(285)	$(88)	$(57)	$(56)	$(84)

Notes:

-	Data excluded discontinued operations.

-	Other, Net, includes currency (losses) of ($2) million for the first quarter of 2009.

-	Other, Net, includes currency (losses) of ($11) million, ($4) million, ($4) million, and ($12) million for the first, second, third and fourth quarters of 2008, respectively.

MASCO CORPORATION
Condensed Consolidated Balance Sheets – Unaudited
(in Millions)

	March 31,	December 31,
	2009	2008
Assets
Current Assets:
Cash and Cash Investments	$813	$1,028
Receivables	1,138	999
Inventories	901	941
Prepaid Expenses and Other	326	332

Total Current Assets	3,178	3,300
Property and Equipment, Net	2,076	2,136
Goodwill	3,361	3,371
Other Intangible Assets, Net	296	299
Other Assets	358	377

Total Assets	$9,269	$9,483

Liabilities
Current Liabilities:
Accounts Payable	$603	$531
Notes Payable	369	71
Accrued Liabilities	821	945

Total Current Liabilities	1,793	1,547
Long-Term Debt	3,611	3,915
Deferred Income Taxes and Other	999	1,040

Total Liabilities	6,403	6,502
Shareholders’ Equity	2,866	2,981

Total Liabilities and Shareholders’ Equity	$9,269	$9,483

MASCO CORPORATION
GAAP Reconciliation of Sales Growth
Excluding the Effect of Acquisitions and Currency Translation – Unaudited
(in millions)

	Three Months Ended
	March 31,
	2009	2008	% Δ
Consolidated Net Sales, As Reported	$1,819	$2,450	-25.8%
- Acquisitions	(6)	—
- Currency Translation	85	—

Consolidated Net Sales, Excluding Acquisitions and Currency Translation	$1,898	$2,450	-22.5%

North America Net Sales, As Reported	$1,434	$1,893	-24.2%
- Acquisitions	(6)	—
- Currency Translation	11	—

North America Net Sales, Excluding Acquisitions and Currency Translation	$1,439	$1,893	-24.0%

International Net Sales, As Reported	$385	$557	-30.9%
- Acquisitions	—	—
- Currency Translation	74	—

International Net Sales, Excluding Acquisitions and Currency Translation	$459	$557	-17.6%

Notes:

-	Data exclude discontinued operations.

-	The Company presents information comparing results from one period to another excluding the results of businesses acquired in order to assess the perfromance fo the underlying businesses and to assess to what extent acquisiitions are driving growth.

-	The Company also presents information comparing results of International operations from one period to another using constant exchange rates. To present this information, current period results for foreign entities are converted into U.S. dollars using the prior period’s exchange rates, rather than exchange rates for the current period. The Company presents this information in order to assess how the underlying businessess performed local currencies before taking into account currency fluctuations.

-	The currency translation effect on North American net sales includes currency translation related to Canadian business units.

MASCO CORPORATION
GAAP Reconciliation of Operating (Loss) Profit and Margins – Unaudited
(dollars in millions)

	Three Months Ended March 31,
	2009		2008
	$	Margin	$	Margin
Operating (Loss) Profit, As Reported	$(7)	-0.4%	$154	6.3%
Impairment Charges for Goodwill and Other Intangible Assets	—		—
Business Rationalizations and Other Initiatives	24		9
Charge for Planned Disposition of a Business	—		6
Charge for Defined-Benefit Plan Curtailment	8		—

Operating Profit, As Reconciled	$25	1.4%	$169	6.9%

Notes:

-	Data exclude discontinued operations.

-	The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

MASCO CORORATION
GAAP Reconciliation of Operating (Loss) Profit and Shareholders’ Equity – Unaudited
(in millions)

Twelve
Months Ended
March 31,
2009

Operating (Loss) Profit, As Reported	$(87)
Impairment Charges for Goodwill and Other Intangible Assets, Continuing Operations	467
Charge for Litigation Settlement	9
Charge for Defined Benefit Plan Curtailment	8

Operating Profit, As Reconciled	$397

	Twelve Months Ended
	March. 31,
	2009	2008

Shareholders’ Equity, As Reported	$2,866	$3,992
Impairment Charges for Goodwill and Other Intangible Assets (after tax)	445	208
Charge for Litigation Settlement (after tax)	6	—
Charge for Defined Benefit Plan Curtailment (after tax)	5

Shareholders’ Equity, As Reconciled	$3,322	$4,200

Notes:

-	Data exclude discontinued operations.

-	The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

-	This information is provided as detail for the calculation of return on invested capital (“ROIC”) which is calculated as after-tax operating profit (last twelve months, as reconciled) divided by the total of average debt (net of average cash) and average shareholders’ equity.